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                                                            Exhibit 10(d)

                    COLLATERAL ASSIGNMENT OF LIFE INSURANCE POLICY


     THIS ASSIGNMENT is made effective this 12th day of November, 1998, by and between ALLIANCE PHARMACEUTICAL CORPORATION (hereinafter "APC"), and THEODORE D. ROTH (hereinafter referred to as the "Insured").

     WITNESSETH THAT:

     WHEREAS, APC and the Insured have entered into a Split Dollar Life Insurance Agreement (hereinafter "Agreement") effective November 12, 1998; and

     WHEREAS, pursuant to said Agreement, APC is entitled to receive certain death benefit proceeds in the event of the death of the Insured and to certain sums in the event of termination of said Agreement;

     NOW, THEREFORE, in consideration of the covenants contained herein, and in furtherance of the Agreement between the parties, it is further mutually agreed that:

     1. POLICY. Security Life of Denver has issued a Policy of insurance on the life of Insured. See EXHIBIT "A" of the attached Agreement for a description of the Policy. The ownership of said Policy has been issued to the Insured and beneficiaries thereof shall be as designated by the Insured.

     2. SPLIT-DOLLAR LIFE INSURANCE AGREEMENT. The Policy is subject to the Agreement between APC and the Insured. Said Agreement, along with its Exhibit "A" which is attached thereto, is hereby incorporated into and made a part of this Assignment.

     3. PREMIUMS. Premiums paid on the Policy shall be allocated as set forth in the Agreement.

     4. COLLATERAL ASSIGNMENT. The Insured hereby assigns, transfers, and sets over to APC only the following specific limited rights in the Policy, and subject to the following terms and provisions:

          a. This Assignment is made, and the Policy is held simply as collateral for the purpose of providing APC with security for the payments to be made to APC under the terms of the Agreement.

          b. APC shall have an interest in the Policy limited to that necessary to secure the payments to be made to APC with respect to the Policy under the terms of the Agreement.


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          c.   APC shall have the right to be repaid from and to the extent of the proceeds or the cash surrender value of the Policy, as the case may be, to the extent of its interest as set forth in the Agreement:

               1)   in the event of the death of the Insured;

               2) in the event the Policy is lapsed, canceled or surrendered by the Insured; or

               3)   in the event of the termination of the Agreement.

     5.   RIGHTS OF OWNERSHIP OF APC.

          a. APC shall have no right to obtain from the Insurer any loans or advances against its interest in the Policy, except as specifically provided in the Agreement. Likewise, APC does not possess any "incidents of ownership" in the Policy, unless specifically provided in the Agreement.

          b.   APC is specifically prohibited:

               1)   from surrendering the Policy for cancellation;

               2) from designating a beneficiary or assigning its rights to any person other than to the Insured or some other person as the Insured may direct, or to a successor of the business of APC; and

               3) in general, from taking any action which would endanger the interest of the Insured or endanger the payment of the death proceeds in excess of APC's interest in the Policy.

          c. Notwithstanding any provisions of this Assignment to the contrary, APC shall, when its interest has been satisfied, be obligated to release this Assignment, or make a reassignment of its interest in the Policy to the Insured or his successors or assigns.

     6. RIGHTS OF OWNERSHIP OF INSURED. Except as specifically provided herein, the Insured shall retain and possess all other incidents of ownership in the Policy, including but not limited to:


          1. the sole and exclusive right to cancel or surrender the Policy for its cash surrender value, if any, but only after the termination of the Agreement;


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          b.   the right to designate and change the beneficiary of the death proceeds on the Policy;

          3. the right to elect and exercise any optional mode of settlement permitted by the Policy.

However, all rights retained by the Insured shall be subject to the terms and conditions of the Agreement.

     7. BENEFICIARY. Insured hereby irrevocably designates APC as a beneficiary to the Policy until such time as the collateral interest assigned hereby is released or otherwise terminated.

     8. EXERCISE OF RIGHTS. The exercise of any right given herein to APC, or retained by Insured, shall be solely at the option of each party respectively, and shall not require notice or consent of one party to the other, except as otherwise set forth in the Agreement.

     9. RELEASE AND REASSIGNMENT. APC shall release and reassign all of its specific rights in the Policy transferred by this Assignment upon payment of the amounts required in the Agreement, without unreasonable delay.

     10.  INSURER NOT A PARTY.  The Insurer is not a party to the Agreement.

     11. CONSTRUCTION. It is the expressed intention of the parties that this Assignment be construed so that APC has absolutely no right of ownership in the Policy, except as specifically provided in the Agreement.





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     IN WITNESS WHEREOF, this assignment is hereby executed, and is effective as of this 12th day of November, 1998.

                              ALLIANCE PHARMACEUTICAL
                              CORPORATION


                              By ______________________________________
                              Its _______________________________________



                              _________________________________________
                                   Theodore D. Roth
Attest:


___________________________


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